UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

Caris Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42706	85-2077369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

750 W. John Carpenter Freeway, Suite 800

Irving, TX 75039

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (866) 771-8946

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2025, the Amended and Restated Certificate of Formation (the “Certificate of Formation”) of Caris Life Sciences, Inc. (the “Company”), filed with the Secretary of State of the State of Texas on June 10, 2025, and the Amended and Restated Bylaws of the Company (the “Bylaws”) each became effective, in connection with the closing of the initial public offering of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). As described in the final prospectus, dated June 17, 2025 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-287551), as amended, and filed with the Securities and Exchange Commission on June 20, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and shareholders previously approved the amendment and restatement of these documents to be effective upon the completion of the Company’s initial public offering. A description of certain provisions of the Certificate of Formation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.

The foregoing description of the Certificate of Formation and the Bylaws is qualified in its entirety by reference to (1) the Certificate of Formation filed as Exhibit 3.1 hereto and (2) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01 Other Events.

On June 20, 2025, the Company completed its initial public offering of an aggregate of 23,529,412 shares of Common Stock at a price to the public of $21.00 per share. The gross proceeds to the Company from the initial public offering were $494.1 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Formation of Caris Life Sciences, Inc.

3.2	Amended and Restated Bylaws of Caris Life Sciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARIS LIFE SCIENCES, INC.

Date: June 20, 2025	By:	/s/ Luke Power
Luke Power
Senior Vice President, Chief Financial Officer, and Chief Accounting Officer